UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2330 North Loop 1604 West, San Antonio, Texas	78248
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (210) 918-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of NuStar Energy L.P. dated March 20, 2008, and filed with the Securities and Exchange Commission on March 25, 2008. That Form 8-K reported NuStar Energy L.P.’s completion of its acquisition of CITGO Asphalt Refining Company’s asphalt operations and assets. This report provides the financial statements and the pro forma financial information required under Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited consolidated financial statements of CITGO Asphalt Refining Company as of and for the year ended December 31, 2007, and the independent auditors’ report are filed herewith in Exhibit 99.1.

(b)	Pro forma financial information.

Unaudited pro forma combined financial statements of NuStar Energy L.P. as of and for the year ended December 31, 2007 are filed herewith in Exhibit 99.2.

(c)	Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP

99.1	Financial Statements of CITGO Asphalt Refining Company

99.2	Pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar Energy L.P.

	By:	Riverwalk Logistics, L.P., its general partner

		By:	NuStar GP, LLC, its general partner

Date: June 6, 2008	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Assistant Secretary

EXHIBIT INDEX

NuStar Energy L.P.

23.1	Consent of KPMG LLP

99.1	Financial statements of CITGO Asphalt Refining Company
Independent Auditors’ Report
Consolidated Balance Sheet – December 31, 2007
Consolidated Income Statement – Year Ended December 31, 2007
Consolidated Statement of Partners’ Capital – Year Ended December 31, 2007
Consolidated Statement of Cash Flows – Year Ended December 31, 2007
Notes to Consolidated Financial Statements

99.2	Unaudited Pro Forma Combined Balance Sheet as of December 31, 2007
Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2007
Notes to Unaudited Pro Forma Combined Financial Statements

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